UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2016

RenaissanceRe Holdings Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Renaissance House, 12 Crow Lane, Pembroke, Bermuda		HM 19
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-4513

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2016 Long-Term Incentive Plan

On May 16, 2016, at the 2016 Annual General Meeting of Shareholders (the “Annual Meeting”) of RenaissanceRe Holdings Ltd. (the “Company”), the Company’s shareholders, upon recommendation of the Board of Directors of the Company, approved the RenaissanceRe Holdings Ltd. 2016 Long-Term Incentive Plan (the “2016 Plan”). The 2016 Plan previously had been approved by the Board of Directors of the Company, subject to shareholder approval. The 2016 Plan is described in greater detail in the Company’s definitive proxy statement for the Annual Meeting on Schedule 14A (the “Proxy Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2016, under the caption “Proposal 3: Approval of RenaissanceRe Holdings Ltd. 2016 Long-Term Incentive Plan”. The description of the 2016 Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the 2016 Plan, which is attached as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of March 18, 2016, the record date for the Annual Meeting, there were 43,086,054 common shares, par value $1.00 per share, issued and outstanding. A quorum of 38,559,315 common shares was present or represented at the Annual Meeting.

Each of the proposals described in the Proxy Statement was approved. The final results of the votes regarding the proposals are as follows:

1.	Shareholders elected each of the Company’s four nominees for Class III director to serve until the Company’s 2019 Annual General Meeting of Shareholders or until their earlier resignation or removal, as set forth below:

		Votes	Broker
Name	Votes For	Withheld	Non-Votes
Henry Klehm III	36,406,640	342,183	1,810,492
Ralph B. Levy	36,476,559	272,264	1,810,492
Carol P. Sanders	35,333,756	1,415,067	1,810,492
Edward J. Zore	36,476,759	272,064	1,810,492

2.	Shareholders approved an advisory vote on the compensation of the Company’s named executive officers as set forth in the Proxy Statement, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,204,777	2,222,432	321,614	1,810,492

3.	Shareholders approved the RenaissanceRe Holdings Ltd. 2016 Long-Term Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,111,994	2,462,468	174,361	1,810,492

4.	Shareholders approved the appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm for the 2016 fiscal year and referred the determination of Ernst & Young Ltd.’s remuneration to the Board of Directors of the Company, as set forth below:

Votes For	Votes Against	Abstentions
38,108,547	434,388	16,380

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 RenaissanceRe Holdings Ltd. 2016 Long-Term Incentive Plan. (1)

(1) Incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2016.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RenaissanceRe Holdings Ltd.

May 17, 2016	By:	/s/ Stephen H. Weinstein

Name: Stephen H. Weinstein
Title: SVP, Group General Counsel & Corporate Secretary